Exhibit 99.1

NASDAQ: INM Suite 310-815 W. Hastings St. Vancouver, BC, Canada V6C 1B4 Tel: +1.604.669.7207 Email: info@inmedpharma.com www.inmedpharma.com

InMed Pharmaceuticals Announces $5 Million
Registered Direct and Private Placement Offerings
Priced At-The-Market Under Nasdaq Rules

Vancouver, BC – June 02, 2022 – InMed Pharmaceuticals Inc. (“InMed” or the “Company”) (Nasdaq: INM), a leader in the research, development, manufacturing and commercialization of rare cannabinoids, today announced that it has entered into securities purchase agreements with a single healthcare-focused institutional investor for the issuance and sale of 4,079,256 of its common shares at a purchase price of $0.858 per share (or pre-funded warrant in lieu thereof) in a registered direct offering priced at-the-market under Nasdaq rules. In a concurrent private placement, InMed has also agreed to issue and sell to the investor 1,748,250 common shares (or pre-funded warrant in lieu thereto) at the same purchase price as in the registered direct offering. In addition, the Company has agreed to issue to the investor in the offerings unregistered preferred investment options (the “investment options”) to purchase up to an aggregate of 5,827,506 common shares. The aggregate gross proceeds to the Company of both offerings are expected to be approximately $5 million. The offerings are expected to close on or about June 6, 2022, subject to the satisfaction of customary closing conditions. The Company intends to use the net proceeds from the offerings to continue pipeline development, advance commercial activities and for general working capital purposes.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offerings.

The unregistered investment options to be issued in the offerings will be exercisable immediately upon issuance at an exercise price of $0.74 per share and will expire six and one-half years from the date of issuance.

The Company also has agreed that certain existing warrants to purchase up to an aggregate of 4,480,771 common shares of the Company that were previously issued to the investor, with exercise prices ranging from $2.848 to $5.11 per share and expiration dates ranging from July 2, 2026 to November 16, 2026, will be amended effective upon the closing of the registered direct offering so that the amended warrants will have a reduced exercise price of $0.74 per share, will not be exercisable until six months following the closing of the registered direct offering and will expire seven years following the closing of the registered direct offering.

The common shares, pre-funded warrants and common shares underlying the pre-funded warrants (but excluding the common shares and pre-funded warrants sold in the private placement and the investment options and the common shares underlying the investment options sold in the offerings) are being offered and sold by InMed pursuant to a “shelf” registration statement on Form S-3 (333-262532), including a base prospectus, previously filed with the Securities and Exchange Commission (SEC) on February 4, 2022 and declared effective by the SEC on February 11, 2022. The offering of the common shares and the pre-funded warrants to be issued in the registered direct offering are being made only by means of a prospectus supplement that forms a part of the registration statement. A final prospectus supplement and an accompanying base prospectus relating to the registered direct offering will be filed with the SEC and will be available at the SEC’s website located at http://www.sec.gov. Electronic copies of the prospectus supplement and the accompanying base prospectus may also be obtained from H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, New York 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

The unregistered common shares, pre-funded warrants and investment options sold in the offerings described above were offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”) and Regulation D promulgated thereunder and, along with the common shares underlying the pre-funded warrants and investment options, have not been registered under the Act or applicable state securities laws. Accordingly, the common shares, the pre-funded warrants, the investment options and the common shares underlying the pre-funded warrants and investment options may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. The securities were offered only to an accredited investor. Pursuant to a registration rights agreement with the investor, the Company has agreed to file one or more registration statements with the SEC covering the resale of the unregistered common shares and the shares issuable upon exercise of the unregistered pre-funded warrants and investment options.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About InMed: InMed Pharmaceuticals is a global leader in the research, development, manufacturing and commercialization of rare cannabinoids. Together with its subsidiary BayMedica LLC, the Company has unparalleled cannabinoid manufacturing capabilities to serve a spectrum of consumer markets, including pharmaceutical and health and wellness. InMed is also a clinical-stage company developing a pipeline of rare cannabinoid therapeutics and dedicated to delivering new treatment alternatives to patients that may benefit from cannabinoid-based pharmaceutical drugs. For more information, visit www.inmedpharma.com and www.baymedica.com.

Investor Contact:

Colin Clancy

Senior Director, Investor Relations

T: +1.604.416.0999

E: cclancy@inmedpharma.com

Cautionary Note Regarding Forward-Looking Information:

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information is based on management’s current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking information in this news release includes statements about: the closing of the offerings; the use of the net proceeds of the offerings; the filing of a final prospectus supplement and an accompanying base prospectus relating to the registered direct offering with the SEC; the filing of a registration statement by InMed with the SEC covering the resale of the unregistered common shares and the shares issuable upon exercise of the unregistered pre-funded warrants and investment options; being a global leader in the research, development, manufacturing and development of rare cannabinoids; and delivering new treatment alternatives to patients that may benefit from cannabinoid-based pharmaceutical drugs.

With respect to the forward-looking information contained in this news release, InMed has made numerous assumptions regarding, among other things: the ability to obtain all necessary regulatory approvals on a timely basis, or at all; the closing of the offering on a timely basis on the terms described herein, or at all; and continued economic and market stability. While InMed considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies.

Additionally, there are known and unknown risk factors which could cause InMed’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing InMed’s stand-alone business is disclosed in InMed’s Annual Report on Form 10-K and other filings with the Security and Exchange Commission on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and InMed disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.